UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             August 5, 2008 (July 31, 2008)

MRS. FIELDS FAMOUS BRANDS, LLC

(Exact name of registrant as specified in charter)

DELAWARE	333-115046	80-0096938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121-7050

801-736-5600
(Address of Principal Executive Offices and Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02.            DEPARTURES OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)  The following individuals resigned from the Board of Directors of Mrs. Fields Famous Brands, LLC effective on the dates indicated: George Fugelsang and Christopher Wright, both on July 31, 2008, and Peter Mullin, on August 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MRS. FIELDS FAMOUS BRANDS, LLC

/s/ Michael Ward
Michael Ward
Interim Co-CEO, Executive Vice President and Chief Legal Officer

Date:   August 5, 2008